NATIXIS DIVERSIFIED INCOME FUND

Supplement dated December 30, 2013, to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) of the Natixis Diversified Income Fund (the “Fund”), each dated May 1, 2013, as may be revised and supplemented from time to time.

Effective January 1, 2014, Jeffrey P. Caira will no longer serve as a co-portfolio manager of the AEW Diversified REIT Discipline of the Fund. Matthew A. Troxell, CFA, will remain as Senior Portfolio Manager of the AEW Diversified REIT Discipline of the Fund and J. Hall Jones, Jr., CFA and Roman Ranocha, CFA, will remain as co-portfolio managers of the AEW Diversified REIT Discipline of the Fund. Accordingly, effective immediately, all references to Mr. Caira and corresponding disclosure related to Mr. Caira in the Summary Prospectus, Prospectus and SAI are removed.